UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 10, 2016

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.

Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

Hawaiian Electric Industries, Inc. - 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813

Hawaiian Electric Company, Inc. - 900 Richards Street, Honolulu, Hawaii  96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

Hawaiian Electric Industries, Inc. - (808) 543-5662

Hawaiian Electric Company, Inc. - (808) 543-7771

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of matters to a vote of security holders

HEI:    The Annual Meeting of Shareholders (Annual Meeting) of Hawaiian Electric Industries, Inc. (HEI) was held on May 4, 2016.  Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934.  As of February 25, 2016, the record date for the Annual Meeting, there were 107,637,478 shares of HEI Common Stock issued and outstanding and entitled to vote.  There was no solicitation in opposition to the Class II nominees to the Board of Directors with terms ending at the 2019 Annual Meeting of Shareholders as listed in the proxy statement for the Annual Meeting, and all such nominees were elected to the Board of Directors.  Shareholders also ratified the appointment of PricewaterhouseCoopers LLP as HEI’s independent registered public accounting firm for 2016 and approved, on an advisory basis, a resolution approving HEI’s executive compensation.

The final record of the voting of shares at the Annual Meeting is as follows:

	Shares of Common Stock
	For	Withheld	Against	Abstain	Broker Nonvotes
Election of Class II Directors
Thomas B. Fargo	72,540,717	5,136,690	N/A	N/A	20,540,968
Kelvin H. Taketa	72,699,391	4,978,016	N/A	N/A	20,540,968
Jeffrey N. Watanabe	72,451,682	5,225,725	N/A	N/A	20,540,968
Advisory vote on resolution approving HEI’s executive compensation	68,195,086	N/A	7,527,985	1,954,920	20,540,384
Ratification of appointment of PricewaterhouseCoopers LLP as HEI’s independent registered public accounting firm for 2016	94,813,567	N/A	2,404,292	1,000,516	—

Class III Directors—Peggy Y. Fowler, Keith P. Russell and Barry K. Taniguchi—continue in office with terms ending at the 2017 Annual Meeting of Shareholders.  Class I Directors—Constance H. Lau, A. Maurice Myers and James K. Scott—continue in office with terms ending at the 2018 Annual Meeting of Shareholders.

Hawaiian Electric:  On May 6, 2016, HEI, the sole common shareholder of Hawaiian Electric Company, Inc. (Hawaiian Electric), by written consent in lieu of an annual meeting of shareholders (1) fixed the number of Hawaiian Electric directors at nine, (2) elected Don E. Carroll, Thomas B. Fargo, Timothy E. Johns, Micah A. Kāne, Bert A. Kobayashi, Jr., Constance H. Lau, Alan M. Oshima, Kelvin H. Taketa and Jeffrey N. Watanabe to serve as directors until the next annual meeting of Hawaiian Electric shareholders, or until their successors are duly elected and qualified and (3) ratified the appointment of PricewaterhouseCoopers LLP as Hawaiian Electric’s independent registered accounting firm for 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: May 10, 2016	Date: May 10, 2016